UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On September 25, 2013 the Board of Directors of Forest City Enterprises, Inc. (the “Company”) approved an annual health care subsidy for the benefit of its executive officers, including David J. LaRue, its President and Chief Executive Officer, Robert G. O’Brien, its Executive Vice President and Chief Financial Officer, and Brian J. Ratner, James A. Ratner and Ronald A. Ratner, each an Executive Vice President and Named Executive Officer (each an “Executive Officer” and collectively the “Executive Officers”). The subsidy is being provided in conjunction with the elimination of the existing executive medical plan, as part of the Company’s continued cost savings initiatives with regard to employee benefits programs.

Upon the elimination of the currently existing executive medical plan effective January 1, 2014, the Company will provide taxable health care subsidy payments to the Executive Officers to partially offset the elimination of the medical plan. The subsidy may be used to purchase health care coverage under one of the Company’s health care plans available to Company employees and to partially defray the costs of out-of-pocket medical expenses. The health care subsidy will be paid monthly and remain fixed at an annual amount of $30,000 for Messrs. LaRue and O’Brien and $25,000 for Messrs. B. Ratner, J. Ratner and R. Ratner. These values are considerably lower than health plan premiums currently paid by the Company on behalf of executive officers under the currently existing executive medical plan.

On September 30, 2013, the Company entered into first amendments to the employment agreements with each of Messrs. LaRue and O’Brien, effective January 1, 2014 (the “Amendments”). The Amendments replace the amount of the respective Executive Officer’s 12 monthly medical and dental COBRA premiums with the amount of the Executive Officer’s annual health care subsidy payment as a basis of calculating severance in the event the Executive Officer’s employment is terminated by the Company due to “disability” or other than for “cause” or by the Executive Officer for “good reason”, as such terms are defined in the employment agreements.

The Amendments are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2. The foregoing discussion of the terms of the Amendments is qualified in its entirety by reference to the full text of such Amendments.

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 10.1	First Amendment to Employment Agreement, dated as of September 30, 2013, by and among David J. LaRue and Forest City Enterprises, Inc.
Exhibit 10.2	First Amendment to Employment Agreement, dated as of September 30, 2013, by and among Robert G. O’Brien and Forest City Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	October 1, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	First Amendment to Employment Agreement, dated as of September 30, 2013, by and among David J. LaRue and Forest City Enterprises, Inc.
Exhibit 10.2	First Amendment to Employment Agreement, dated as of September 30, 2013, by and among Robert G. O’Brien and Forest City Enterprises, Inc.